Exhibit 24
                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 22nd day of December, 1994.

                           John T. Casteen, III

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 26th day of December, 1994.


                        Lawrence S. Eagleburger

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 20th day of December, 1994.


                            Hunter Faulconer

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 21st day of December, 1994.


                            Fred L. Glaize, III

                    INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 20th day of December, 1994.

                               Henry H. Harrell

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 20th day of December, 1994.

                              Alex J. Kay, Jr.

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 14th day of January, 1995.

                         J. A. Kessler, Jr.

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 19th day of December, 1994.


                           W. A. Rinehart, III

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 19th of December, 1994.

                              Gilbert M. Rosenthal

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 20th of December, 1994.

                         Alson H. Smith, Jr.

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 19th of December, 1994.

                                Lee C. Tait

                     INDIVIDUAL POWER OF ATTORNEY

               REGISTRATION OF SHARES FOR ISSUANCE UNDER

             DEFERRED COMPENSATION AND STOCK PURCHASE PLAN

                      FOR NON-EMPLOYEE DIRECTORS


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned Director of Jefferson Bankshares, Inc., a Virginia corporation, hereby constitute and appoint O. Kenton McCartney, Allen T. Nelson, Jr. and William M. Watson, Jr., or any of them, with full power to each of them to act alone, my true and lawful attorney-in-fact and agents, for me on my behalf and in my name, place and stead, in any and all capacities, to execute and file any and all documents and instruments relating to the registration and issuance of shares of the common stock of Jefferson Bankshares, Inc. to be issued pursuant to its Deferred Compensation and Stock Purchase Plan for Non-Employee Directors including, but not limited to, a registration statement on Form S-8 to be filed with the Securities and Exchange Commission and any and all amendments thereto, and such statements or applications to the regulatory authorities of any state in the United States as may be necessary to permit said shares to be issued pursuant to said Plan, and any and all other documents requisite to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing necessary to be done in order to effectuate the same.

     WITNESS my signature and seal on this 20th of December, 1994.

                            H. A. Williamson, Jr.